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                                                                    EXHIBIT 99.1


CONTACT: Media:         Judy Corman 212-343-6833
         Investors:     Ray Marchuk 212-343-6741


         SCHOLASTIC FILES ANNUAL REPORT AND UNQUALIFIED CEO AND CFO
                           CERTIFICATIONS WITH SEC
--------------------------------------------------------------------------------


    New York, N.Y., August 22, 2002-- Scholastic Corporation (NMS: SCHL) announced that it filed with the Securities and Exchange Commission today its
 Annual Report on Form 10-K for the fiscal year ended May 31, 2002, and that
  Richard Robinson, the Chief Executive Officer of Scholastic, and Kevin J.
   McEnery, Scholastic's Chief Financial Officer, had signed unqualified certificates attesting to the accuracy of the Form 10-K. Scholastic's deadline for filing its Form 10-K and the certifications was August 29, 2002.

     Mr. Robinson and Mr. McEnery also submitted to the SEC today a signed certificate regarding Scholastic's Form 10-K in accordance with the new requirements of the Sarbanes-Oxley Act, which was enacted July 30, 2002.
  Together, these documents fulfill all the currently applicable certification requirements of the SEC and the Sarbanes-Oxley Act of 2002.

  Copies of these certifications are attached to this press release and can also be viewed on the Scholastic website, www.scholastic.com.

    Scholastic (Nasdaq: SCHL - NEWS) is the world's largest publisher and distributor of children's books. As a global children's publishing and media company serving the needs of parents, teachers, and children, Scholastic provides proprietary book and software distribution through school book clubs, school book fairs and to classrooms, as well as through the retail trade. Since
  1920, Scholastic has created quality educational materials for schools and has expanded its reach to include the distribution of books, software, toys, online learning services and television programming directly to the home. Scholastic is the leading print and online publisher of children's reference materials and the leader in children's direct-to-home book clubs. Internationally, Scholastic operates wholly owned companies in Argentina, Australia, Canada, Hong Kong,
   India, Indonesia, Ireland, Malaysia, Mexico, New Zealand, The Philippines, Singapore, Taiwan, Thailand and the United Kingdom. The U.S. Scholastic Web site
  http://www.scholastic.com is a leading provider of educational services online for parents, teachers and children.



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               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
             REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE
                                   ACT FILINGS

I, Richard Robinson, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of Scholastic Corporation, and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the Company's audit committee

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - the Annual Report on Form 10-K for the fiscal year ended May 31, 2002 of Scholastic Corporation.

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Scholastic Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         - any amendments to any of the foregoing.


/s/ Richard Robinson                               Subscribed and sworn to
Richard Robinson                                   before me this 22nd day of
August 22, 2002                                    August 2002.


                                                   /s/ Delilah Soto
                                                   ------------------------
                                                   Notary Public

                                                   My Commission Expires: 3/6/03



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              STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
             REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE
                                    ACT FILINGS

I, Kevin J. McEnery, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of Scholastic Corporation, and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the Company's audit committee

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - the Annual Report on Form 10-K for the fiscal year ended May 31, 2002 of Scholastic Corporation.

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Scholastic Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         - any amendments to any of the foregoing.


/s/ Kevin J. McEnery                               Subscribed and sworn to
Kevin J. McEnery                                   before me this 22nd day of
August 22, 2002                                    August 2002.


                                                   /s/ Delilah Soto
                                                   ------------------------
                                                   Notary Public

                                                   My Commission Expires: 3/6/03




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                                CERTIFICATION
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
                        FOR THE YEAR ENDED MAY 31, 2002
                           OF SCHOLASTIC CORPORATION

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Scholastic Corporation, a Delaware corporation (the "Company"), does hereby certify to the best of such officer's knowledge, that:

      1. The Company's Annual Report on Form 10-K for the year ended May 31, 2002 (the "Form 10-K") fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: August 22, 2002                      /s/ Richard Robinson
                                            ------------------------------
                                            Richard Robinson
                                            Chief Executive Officer




Dated: August 22, 2002                      /s/ Kevin J. McEnery
                                            ------------------------------
                                            Kevin J. McEnery
                                            Chief Financial Officer



      The certification set forth above is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-K or as a separate disclosure document of the Company or the certifying officers.